Madison Square Garden Entertainment Corp.
Subsidiaries
Exhibit 21.1

ENTITY NAME	STATE/COUNTRY FORMED
11th Street Hospitality LLC	NY
289 Hospitality, LLC	NY
29th Street Club Brands LLC	DE
29th Street F&B/Hotel Brands LLC	DE
5 Chinese Brothers LLC	DE
5 Chinese Sisters LLC	DE
55th Street Hospitality Holdings, LLC	NY
57th Street Hospitality Group, LLC	NY
632 N. Dearborn Operations, LLC	DE
6th and Island Investments, LLC	CA
7th & C Investments, LLC	CA
ALA Hospitality LLC	DE
Asia Chicago Management LLC	DE
Asia Five Eight LLC	NY
Asia Las Vegas LLC	DE
Asia Los Angeles LLC	DE
Asia MS LLC	DE
Asia One Six LLC	NY
Avenue Hospitality Group, LLC	NY
B&E Los Angeles LLC	DE
Bayside Hospitality Group LLC	NY
BD Stanhope, LLC	NY
Bijou, LLC	NV
Boston Calling Events LLC	DE
Bowery Hospitality Associates LLC	NY
Buddha Beach LLC	DE
Buddha Entertainment LLC	DE
Chelsea Hospitality Associates LLC	NY
Chelsea Hospitality Partners, LLC	NY
China Management, LLC	NY
Chrysan Limited	UK
City Lounge LLC	NV
Dancing Monkey, LLC	NV
DDD Holdings, LLC	DE
Dearborn Ventures LLC	DE
Hakkasan Restaurant L.L.C.	UNITED ARAB EMIRATES
Eden Insurance Company, Inc.	NY
Entertainment Ventures, LLC	DE
Genco Land Development Corp.	NY
Guapo Bodega Las Vegas LLC	DE
Guapo Bodega LLC	NY
Hakkasan Fabric Stingaree Holding LLC	NV
Hakkasan Holdings LLC	NV

Madison Square Garden Entertainment Corp.
Subsidiaries
Exhibit 21.1

ENTITY NAME	STATE/COUNTRY FORMED
Hakkasan Limited	UK
Hakkasan LV LLC	NV
Hakkasan NYC LLC	NY
Hakkasan SF LLC	CA
H-FSD Holding, LLC	NV
HHH Holdings, LLC	DE
HK Management FZ-LLC	UNITED ARAB EMIRATES
HKCCIP, LLC	NV
IP BISC LLC	NY
Las Vegas Eats LLC	NV
Level Up 2 LLC	NV
Lion Bar, LLC	NV
LJ Eats, LLC	CA
Lower East Side Hospitality LLC	NY
Madison Entertainment Associates LLC	DE
Madison Square Garden Investments, LLC	DE
Marquee Brand Holdings, LLC	DE
Miami Hospitality IP Group, LLC	DE
Miami Hospitality Operating Group, LLC	DE
MSG Aircraft Leasing, L.L.C.	DE
MSG Arena Holdings, LLC	DE
MSG Arena, LLC	DE
MSG Aviation, LLC	DE
MSG BBLV, LLC	DE
MSG BCE, LLC	DE
MSG Beacon, LLC	DE
MSG Chicago, LLC	DE
MSG Eden Realty, LLC	DE
MSG Entertainment Group, LLC	DE
MSG Entertainment Holdings, LLC	DE
MSG Holdings Music, LLC	DE
MSG Immersive Ventures, LLC	DE
MSG Interactive, LLC	DE
MSG Las Vegas, LLC	DE
MSG LV Construction, LLC	DE
MSG National Properties LLC	DE
MSG Networks Inc.	DE
MSG Publishing, LLC	DE
MSG Songs, LLC	DE
MSG Sphere Studios, LLC	DE
MSG TE, LLC	DE
MSG TG, LLC	DE
MSG Theatrical Ventures, LLC	DE

Madison Square Garden Entertainment Corp.
Subsidiaries
Exhibit 21.1

ENTITY NAME	STATE/COUNTRY FORMED
MSG Vaudeville, LLC	DE
MSG Ventures Holdings, LLC	DE
MSG Ventures, LLC	DE
MSG Winter Productions, LLC	DE
MSGN Eden, LLC	DE
MSGN Enterprises, LLC	DE
MSGN Holdings, L.P.	DE
MSGN Interactive, LLC	DE
MSGN Publishing, LLC	DE
MSGN Songs, LLC	DE
Ninth Avenue Hospitality LLC	NY
NLDL Holdings LLC	NV
NMP Holding LLC	NV
Obscura Digital, LLC	DE
Overtime Sports, Inc.	DE
Radio City Productions LLC	DE
Radio City Trademarks, LLC	DE
Rainbow Garden Corp.	DE
Regional MSGN Holdings LLC	DE
RMC Licensing LLC	NY
RMNJ Licensing LLC	DE
Roof Deck Australia LLC	DE
Roof Deck Entertainment LLC	DE
RPC Licensing LLC	NY
Sake No Hana Ltd	UK
Santa Monica Eats, LLC	NV
Seventh Avenue Hospitality, LLC	NY
SportsChannel Associates	NY
Stay in Your Lane Holdings, LLC	DE
Strategic Dream Lounge, LLC	NY
Strategic Dream Midtown BL, LLC	NY
Strategic Dream Midtown LL, LLC	NY
Strategic Dream Midtown RT, LLC	NY
Strategic Dream Restaurant, LLC	NY
Strategic Dream Rooftop, LLC	NY
Stratford Garden Development Limited	UK
Stratford Garden Property (UK) Limited	UK
Stratford Garden Property Holdings (UK) Limited	UK
Strip View Entertainment LLC	DE
Suite Sixteen, LLC	DE
TAO Entertainment Singapore Pte. Ltd.	SINGAPORE
TAO Group Holdings LLC	DE
TAO Group Intermediate Holdings LLC	DE

Madison Square Garden Entertainment Corp.
Subsidiaries
Exhibit 21.1

ENTITY NAME	STATE/COUNTRY FORMED
TAO Group Management LLC	DE
TAO Group Operating LLC	DE
TAO Group Sub-Holdings LLC	DE
TAO Licensing LLC	DE
TAO Park Hospitality, LLC	DE
TG 29 Hospitality, LLC	DE
TG Hospitality Group LLC	CA
TG Hospitality Licensing, LLC	DE
TGPH Nightclub, LLC	DE
TGPH Restaurant, LLC	DE
The 31st Street Company, L.L.C.	DE
The Grand Tour, LLC	NY
The Light Group, LLC	NV
TLG Acquisition LLC	DE
Touch, LLC	NV
TSPW Managers LA, LLC	DE
Venue Driver, LLC	NV
VIP Event Management LLC	DE
Waikiki Eats, LLC	NV
Walter Prod Co, LLC	DE
WEHO Hospitality, LLC	DE
WEHO Ventures, LLC	DE
Womens Club Holdings, LLC	DE
Womens Club IP, LLC	DE
WPTS Restaurant, LLC	DE
WPTS, LLC	DE
Yauatcha Waikiki LLC	NV
4